Dreyfus
Small Company
Value Fund
Semi-Annual
Report

April 30, 1998

Dreyfus Small Company Value Fund
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   It is my pleasure to introduce Peter I. Higgins, who became the primary portfolio manager of Dreyfus Small Company Value Fund in November of 1997.

   A 12-year veteran of the financial services industry, Mr. Higgins has been the primary portfolio manager for Dreyfus Midcap Value Fund since its inception in September, 1995. He joined Dreyfus in May, 1996 pursuant to a dual employee agreement between Dreyfus and The Boston Company Asset Management, LLC, a Dreyfus affiliate. Mr. Higgins has been with The Boston Company since 1988, where he serves as the lead portfolio manager for the Small Cap Value and Mid Cap Value Products. He graduated summa cum laude from the University of Pennsylvania with both a B.A. in Economics and a B.S. in Economics from the Wharton School of Business. In addition, he earned an M.B.A. in management, with distinction, from the Wharton School of Business. Mr. Higgins is a Chartered Financial Analyst.

   Please note that the objective and policies of Dreyfus Small Company Value Fund have not changed. The Fund will continue to seek investment results that exceed the total return of the Russell 2000 Index by investing in the stocks of value companies with market caps ranging from $90 million to $1.3 billion.

   We have great confidence in Mr. Higgins' ability to manage assets on your behalf.

                                    Sincerely,

                                    /s/ Stephen E. Canter

                                    Stephen E. Canter
                                    Chief Investment Officer
                                    The Dreyfus Corporation

May 18, 1998
New York, N.Y.

Dear Shareholder:

  We are pleased to provide you with this report for Dreyfus Small Company Value Fund for the six-month period ended April 30, 1998. Over this period, your Fund produced a total return of 9.71%* as compared to the Fund's benchmark index, the Russell 2000 Index, which had a total return of 11.88%.**

Economic Review

  Although real Gross Domestic Product (GDP) sustained a growth trend approaching 4% into the first quarter, incoming evidence suggests a shift to somewhat slower economic growth in coming months. Aggregate profit margins already have begun to narrow in some sectors. The conflicting pressures of a softening economy and a still tightening labor market have kept the Federal Reserve Board in neutral, although a bias favoring higher interest rates was resumed recently. Market interest rates have likewise stayed within a narrow range in recent months.

  While manufacturing has turned appreciably sluggish since year-end, this was overshadowed in the first quarter by a strong rebound in domestic demand. The industrial sector has been slowed by the strong dollar and by weak exports. However, with Asian economies still in turmoil, competition from Asian-made imports has emerged only gradually. The first-quarter rebound in domestic demand was fueled primarily by strong housing market conditions and rising real household incomes, but additionally by several short-lived influences.

  Rising real wages that have been such a boon to consumers in recent months may also be taking a toll on corporate profit margins. The first sign of profit pressure was seen last year as the dollar strengthened. This year, profit margins have eroded further due to weak exports and falling prices in some sectors. Accelerating wage growth that is apparent alongside limited pricing power may also prove a harbinger of profit margin erosion. Hence, a shift to slower economic growth that coexists with rising wage pressures creates a further risk to overall profit growth.

  The above pressures have kept Fed policy unchanged until now. However, we believe that policymakers are more concerned about wage growth than economic strains, as evidenced by a recent shift towards a tightening bias. Although long-term bond yields were below year-ago levels at the end of April, substantially lower yields have proven difficult to attain in the absence of lower short-term rates. This too could restrain the economic growth rate.

Market Overview

  Equity prices during the six months ended April 30, 1998 continued to display considerable volatility, most of the time on the upside. Last November, the markets were still trying to recover from the financial crisis in Asia. As the months went by, however, the U.S. equity markets rebounded from that severe blow.

  Early in the New Year, there were temporary setbacks due to worries about inflation and concern about the corporate profit outlook. By midwinter, however, the markets resumed their upward surge, which continued almost unbroken until interest rate jitters struck again in late April. This time the cause was a press report that the Fed was going to tilt its policy toward tightening credit.

  As it turned out, even that scare was short-lived and, as the month of May began, stock prices set new records once again, especially the stocks of the large-capitalized corporations.

  Despite the impressive gains in the broad market averages, it was not a market that would allow investors simply to sit back and relax. Some commentators had begun to refer to it as the "bubble market," a market that could inflate to record heights one week, yet the next week could be deflated just as quickly by unexpected national, international and corporate news.

  Now that most first-quarter corporate profits have been reported, it is apparent that the quarter saw a slowdown in total profits. While some analysts believe there could be an increase in the growth of earnings in the second quarter and beyond, many skeptics believe such possible increases to be overoptimistic. The skeptics have cited several factors:

  o possible delayed reaction to the collapse of Asian markets;

  o the ever-present possibility that the Fed could still raise interest rates;

  o the approaching shadow of the midterm elections next fall, with all the political acrimony they could bring.

  There was also the risk that Fed Chairman Greenspan might once again warn against excessive enthusiasm in the equity markets, as he did in late 1996 when he spoke of "irrational exuberance."

  In this atmosphere, wary investors were as quick to sell as to buy, depending on the ebb and flow of economic and political news. Volatility, it appeared, was a condition the markets would need to live with for some time to come, in rising as well as in falling markets.

Portfolio Focus

  The Fund's performance was adversely impacted by our underweight in utilities and financials and our premature rotation to an overweight position in technology. We boosted our technology weighting from close to a market-weight position to a significant overweight early in the fourth quarter of 1997, following steep declines in many high quality technology companies. Unfortunately, the problems in Asia have continued to accelerate, and technology companies have a higher proportion of Asian exposure, leading to continued pressures on the group. Finance and utilities, on the other hand, were viewed as safe havens with modest foreign exposure and helped by a favorable interest rate environment. We believe that many technology companies have been oversold by the market.

The Fund's Long-Term Strategy

  Our investment philosophy for the Fund focuses on identifying cheap stocks with positive short-term business trends and solid long-term fundamentals. We examine many measures to identify cheap stocks; Price/Earnings, Price/Book, Price/Sales, Enterprise Value/EBITDA and Breakup Value are the most prevalent. We also pay close attention to normalized earnings for cyclical industries. Our focus is more on stocks that are cheap versus their own historical valuation ranges rather than against the market as a whole.

  While cheap stocks tend to offer less downside risk than the overall market, our primary focus is on those stocks where business is getting better and there is good potential for positive earnings surprises. We spend a lot of time talking to managements of out-of-favor companies and industries in order to identify positive turns in business trends before the improvements become widely known by Wall Street. As holdings appreciate to fair value we sell them even if business conditions remain very favorable. Our dedication to the "value" style of investing is of paramount importance. Additionally, our analysis is done on a stock-by-stock basis. Our sector weightings result from detailed bottom-up analysis of individual securities. To help control risk, we run a highly diversified portfolio, which typically holds more than 150 names. The portfolio is well diversified by economic sector as well. We believe that this value-oriented and risk averse strategy is particularly well suited to today's expensive market environment.

The Consumer Sector

  We continued to identify numerous attractively valued small capitalization stocks in the market, despite the broader market indices trading at all-time highs. This was due to the considerable volatility in the prices of individual securities. We believe that as investors become increasingly focused on the short-term outlook for companies (i.e. next quarter's earnings sustainability), they are missing the long-term picture in the business analysis. With a perspective that is both short- and long-term, value-oriented, and research-driven, we try to capitalize on the volatility in the current stock market.

  We continued to find what we believe to be attractively valued stocks within the consumer services and consumer non-durables sectors. There are numerous examples of stocks that used to trade at very rich earnings multiples that have been severely penalized by the market because of short-term challenges or a modest deceleration of growth. Yet, many of these companies are high quality, consistent long-term growers. For example, Ann Taylor Stores stumbled recently by failing to anticipate fashion trends last year. But, with the shares recently trading at book value, new fashions on the way and very easy sales comparisons for the next 12 months, Ann Taylor Stores is one of our largest holdings. Furthermore, the shares trade at less than 10 times our estimate of normalized earnings power.

Technology Outlook

  We have substantially raised our weighting in technology following the severe decline experienced by the sector due to concerns about Asia. While it is true that many technology companies have a higher concentration of sales in Asia than most other companies, the declines in the prices of many high quality, high growth enterprises have been too severe, in our opinion. Many technology issues are trading at levels close to their all-time lows on many valuation measures. While there are some short-term business risks for many of these companies, particularly if Asia continues to deteriorate, the upside potential of the stocks is quite considerable once all of the bad news out of Asia has been fully discounted in the stock prices. It is our contention that we are getting closer to that point. Semiconductor capital equipment stocks have been an area of focus for us recently. Many stocks have been cut in half or more because of a dramatic business slowdown. We contend, however, that the depth of the slowdown will only add to the strength of the recovery sometime in 1999. We view the downside as modest since there are no expectations for the stocks. The first sign of an upturn, however, could lead to a period of material outperformance.

The Energy Sector

  Energy stock valuations have become very compelling after significantly trailing the market in 1997 and early 1998. Most exploration and production (E&P) companies trade at the low end of historical valuation ranges. For the most part, this is due to falling energy prices. We do not try to forecast energy prices. While energy prices fluctuate, we are comforted by the very low valuations and strong production growth characteristics of the E&P companies recently added to the Fund. We have also added energy services stocks, which until recently were not cheap enough given our valuation criteria. Halter Marine Group, for example, was purchased in the mid-teens, down from a high of $41.50. While the steep price decline was partly caused by recent operational challenges, we would contend that they are temporary in nature, and Halter Marine could benefit from a multi-year upturn in demand for new rig and boat construction.

Capital Goods, Utilities and Financials

  We have found numerous attractively valued companies in the capital goods sector. Several of these names, such as Avondale Industries, a shipbuilder, serve the defense industry. Recently, Avondale demonstrated its commitment to shareholder value by announcing a Dutch Auction for 9% of its shares. Separately, DONCASTERS A.D.S., which makes complex components for jet engines and industrial and gas turbines, continues to post positive earnings and is cheap at 10 times 1999 estimated earnings.

  Utilities were among the best performing stocks at the end of 1997. This was driven by falling interest rates and, more importantly, investors seeking safe havens from the risks of earnings disappointments due to the Asian crisis. While such defensive tendencies can continue to drive utilities higher, we don't own stocks in the group because growth prospects are anemic, business momentum is neutral, and political risk is high.

  We continue to reduce our holdings of financial stocks because valuations are not compelling. As with the broader market, financials are trading well above historical multiple ranges on such measures as price/earnings and price/book. In part, this is due to the consolidation trend within the banking sector, as the potential takeover premiums are built into many stocks. We are disciplined about valuation, however, and won't buy stocks in the hopes of a takeover. One area where we continue to find small value is thrifts. Our largest long-term holding is in Astoria Financial/Long Island Bancorp (the companies are merging). The combined entity trades for less than 10 times 1999 cash earnings after discounting the value of its supervisory good will lawsuit versus the government. By contrast, most of its peers trade at 15 times 1999 cash earnings.

  We believe that in due course, the investment philosophy that we follow will prove itself once again. It is a pleasure and a privilege to serve your investment needs.

                                           Sincerely,

                                           /s/ Peter I. Higgins

                                           Peter I. Higgins
                                           Portfolio Manager

May 18, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. ** SOURCE: LIPPER ANALYTICAL SERVICES, INC.--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Russell 2000 Index is a widely accepted unmanaged index of small cap stock performance.

Dreyfus Small Company Value Fund
-------------------------------------------------------------------------------
Statement of Investments                             April 30, 1998 (Unaudited)

Common Stocks--98.9%                                                                    Shares           Value
-------------------------------------------------------------------------------       ----------     -------------
        Basic Industries--8.7%   Armco......................................(a)         310,100       $  2,131,938
                                 Birmingham Steel..............................         145,100          2,321,600
                                 Brown Group...................................          57,600            918,000
                                 CalMat........................................         257,800          6,751,138
                                 Carbide/Graphite Group.....................(a)           7,000            225,750
                                 ChemFirst.....................................          11,800            314,175
                                 Cherry, Cl. B..............................(a)          70,400          1,328,800
                                 Commercial Intertech..........................         138,700          2,990,719
                                 Crossmann Communities......................(a)          60,550          1,649,988
                                 Gaylord Container, Cl. A...................(a)         629,600          6,059,900
                                 Guilford Mills................................         134,500          3,799,625
                                 Huntco, Cl. A.................................         103,100          1,404,738
                                 IMCO Recycling................................         126,200          2,334,700
                                 Keystone Consolidated Industries...........(a)          84,800          1,001,700
                                 Philip Services............................(a)         597,285          4,516,968
                                 RMI Titanium...............................(a)          31,100            693,919
                                 Synopsys...................................(a)          55,254          2,375,922
                                 Wausau-Mosinee Paper..........................          95,000          2,012,813
                                                                                                      ------------
                                                                                                        42,832,393
                                                                                                      ------------

          Capital Goods--13.1%   Alliant Techsystems........................(a)          85,500          5,466,656
                                 Amcast Industrial.............................          97,700          2,106,656
                                 American Buildings.........................(a)          70,700          2,456,825
                                 Aviall.....................................(a)         226,700          3,173,800
                                 Avondale Industries........................(a)         161,600          4,343,000
                                 Breed Technologies............................         111,800          2,256,962
                                 Chicago Bridge & Iron N.V.....................         163,600          2,658,500
                                 CTB International..........................(a)          48,000            720,000
                                 Cubic.........................................           6,000            161,625
                                 Danka Business Systems, A.D.R.................         205,400          4,108,000
                                 Denison International.........................         107,500          1,935,000
                                 DONCASTERS, A.D.S.............................         182,900          5,624,175
                                 Elsag Baily Process Automation, N.V........(a)          63,500          1,266,031
                                 Essex International........................(a)          74,700          2,679,862
                                 Fairchild, Cl. A...........................(a)         195,900          3,991,462
                                 Genlyte Group..............................(a)          23,600            600,325
                                 Intermet......................................           6,400            134,400
                                 Newport News Shipbuilding.....................         157,400          4,279,312
                                 OmniQuip International........................         197,600          4,618,900
                                 Onix Systems..................................          98,800          1,420,250
                                 Richardson Electronics........................          57,800            722,500
                                 Shaw Group.................................(a)          70,500          1,656,750
                                 Specialty Equipment........................(a)          29,800            670,500
                                 Vivid Technologies.........................(a)          62,800            879,200
                                 Wabash National...............................         107,300          3,312,888
                                 Wolverine Tube.............................(a)          78,700          3,098,813
                                                                                                      ------------
                                                                                                        64,342,392
                                                                                                      ------------

Dreyfus Small Company Value Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 April 30, 1998 (Unaudited)

Common Stocks (continued)                                                               Shares           Value
-------------------------------------------------------------------------------       ----------     -------------
       Consumer Durables--4.9%   Beazer Homes USA...........................(a)          68,400       $  1,667,250
                                 Camco ........................................          22,797             96,354
                                 Donnelly, Cl. A...............................          92,900          1,858,000
                                 Global Industrial Technologies.............(a)          96,900          1,738,144
                                 Global-Tech Appliances........................          24,600            482,775
                                 Insurance Auto Auction.....................(a)         243,000          2,976,750
                                 Kaufman & Broad Home..........................          57,200          1,662,375
                                 LADD Furniture.............................(a)         151,700          4,323,450
                                 MascoTech.....................................          92,800          2,163,400
                                 Newmark Homes.................................          48,200            494,050
                                 O'Sullivan Industries......................(a)          60,200            910,525
                                 Special Devices............................(a)          99,400          3,280,200
                                 Standard Products.............................          37,900          1,212,800
                                 TriStar Aerospace.............................          64,000          1,056,000
                                                                                                      ------------
                                                                                                        23,922,073
                                                                                                      ------------

   Consumer Non-Durables--6.1%   Ball..........................................         136,300          5,264,587
                                 Bell Sports................................(a)           7,600             74,100
                                 Borg-Warner Security.......................(a)         214,900          4,378,587
                                 Galoob Toys................................(a)         202,000          2,184,125
                                 Huffy.........................................         163,500          2,677,312
                                 Oxford Industries.............................          19,000            676,875
                                 Perrigo....................................(a)         284,700          3,683,306
                                 Phillips-Van Heusen...........................         213,500          2,521,969
                                 Pilgrim's Pride...............................         306,200          5,205,400
                                 Smucker (J.M.), Cl. A.........................          26,400            636,900
                                 Vans.......................................(a)         217,900          2,573,944
                                                                                                      ------------
                                                                                                        29,877,105
                                                                                                      ------------

      Consumer Services--18.8%   American Media, Cl. A......................(a)         230,300          1,727,250
                                 Ann Taylor Stores..........................(a)         395,800          6,308,062
                                 Apple South...................................         240,800          3,792,600
                                 Applebee's International......................          68,700          1,708,912
                                 Boyd Gaming................................(a)         325,300          2,277,100
                                 Buffets....................................(a)         314,900          4,664,456
                                 Cadmus Communication..........................          96,800          2,528,900
                                 Carmike Cinemas, Cl. A.....................(a)          53,000          1,606,562
                                 Claire's Stores...............................         188,600          4,113,838
                                 CMP Media, Cl. A..............................          62,100          1,436,062
                                 Cox Radio, Cl. A...........................(a)          53,200          2,573,550
                                 Damark International, Cl. A................(a)           7,700             81,812
                                 Discount Auto Parts........................(a)         101,700          2,447,156
                                 Emmis Broadcasting, Cl. A..................(a)         133,000          6,882,750
                                 Finish Line, Cl. A.........................(a)         167,200          4,138,200
                                 Finlay Enterprises.........................(a)         164,900          4,514,138
                                 Gymboree...................................(a)         261,700          4,808,738
                                 J & J Snack Foods..........................(a)         172,400          3,361,800
                                 Lone Star Steakhouse/Saloon................(a)         142,100          3,019,625

Dreyfus Small Company Value Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 April 30, 1998 (Unaudited)

Common Stocks (continued)                                                               Shares           Value
-------------------------------------------------------------------------------       ----------     -------------
 Consumer Services (continued)   Marsh Supermarkets, Cl. A.....................          42,500       $    632,188
                                 May & Speh.................................(a)         140,300          2,086,962
                                 Miller Industries..........................(a)         331,600          2,611,350
                                 Paxson Communications......................(a)         131,900          1,772,406
                                 Pittston Burlington Group.....................          57,800          1,083,750
                                 Provigo.......................................         164,568            959,999
                                 Ruby Tuesday..................................          27,300            914,550
                                 Sapiens International.........................         324,200          2,917,800
                                 Station Casinos............................(a)         210,200          3,126,725
                                 Sunglass Hut International.................(a)         323,900          3,097,294
                                 Talbots.......................................         113,800          2,162,200
                                 True North Communications.....................          62,800          1,915,400
                                 Unisource Worldwide...........................         183,100          2,323,081
                                 Young Broadcasting, Cl. A..................(a)          98,400          4,920,000
                                                                                                      ------------
                                                                                                        92,515,216
                                                                                                      ------------

                   Energy--8.0%  Devon Energy..................................          82,300          3,281,712
                                 Eagle Geophysical.............................          87,800          1,635,275
                                 EEX........................................(a)         130,600          1,265,188
                                 Forcenergy.................................(a)         213,000          4,912,312
                                 Giant Industries..............................         125,000          2,703,125
                                 Halter Marine Group........................(a)         293,400          5,317,875
                                 Horizon Offshore..............................         139,300          2,028,556
                                 Houston Exploration........................(a)         201,100          4,700,713
                                 Lomak Petroleum...............................         336,500          4,647,906
                                 Petsec Energy, A.D.R.......................(a)          61,800          1,270,763
                                 RPC...........................................          82,300          1,095,619
                                 Santa Fe Energy Resources..................(a)         439,600          4,533,375
                                 Titan Exploration..........................(a)         211,600          1,758,925
                                                                                                      ------------
                                                                                                        39,151,344
                                                                                                      ------------

       Financial Services--8.4%  Albank Financial..............................          21,900          1,149,750
                                 American Residential Investment Trust.........         180,400          2,232,450
                                 Anthracite Capital............................         130,400          1,825,600
                                 Astoria Financial.............................          98,988          5,803,172
                                 Bank Plus..................................(a)          62,600            880,312
                                 Bay View Capital..............................          60,800          1,983,600
                                 Citizens......................................          13,600            435,200
                                 Downey Financial..............................          28,345            983,217
                                 FirstFed Financial.........................(a)          57,900          2,648,925
                                 First Savings Bank of Washington Bancorp......          12,300            326,719
                                 Golden State Bancorp.......................(a)         117,360          4,577,040
                                 Guarantee Life Cos............................          72,700          1,971,988
                                 Klamath First Bancorp.........................           7,300            156,038
                                 Long Island Bancorp...........................         108,400          7,154,400
                                 PFF Bancorp................................(a)         128,500          2,602,125
                                 Progressive Bank..............................          22,400            961,800
                                 Resource Bancshares Mortgage Group............         145,400          2,580,850

Dreyfus Small Company Value Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                April 30, 1998 (Unaudited)

Common Stocks (continued)                                                               Shares           Value
-------------------------------------------------------------------------------       ----------     -------------
Financial Services (continued)   SCPIE Holdings................................          89,200       $  3,027,225
                                                                                                      ------------
                                                                                                        41,300,411
                                                                                                      ------------

              Health Care--5.8%  Angelica.....................................         61,300          1,348,600
                                 Conmed.....................................(a)         271,600          6,212,850
                                 Elscint....................................(a)          96,400            668,775
                                 Haemonetics................................(a)         224,200          3,979,550
                                 Hologic....................................(a)         176,600          4,150,100
                                 Quest Diagnostics..........................(a)         246,000          4,735,500
                                 Respironics................................(a)         190,700          3,182,306
                                 SpaceLabs Medical..........................(a)         150,000          2,681,250
                                 Superior Surgical.............................         105,000          1,798,125
                                                                                                      ------------
                                                                                                        28,757,056
                                                                                                      ------------

              Retail Trade--.3%  Bon-Ton Stores.............................(a)          78,300          1,282,163
                                                                                                      ------------

              Technology--19.7%  ADFlex Solutions...........................(a)          16,800            365,400
                                 ARDENT Software............................(a)         226,800          3,203,550
                                 C-Cor Electronics..........................(a)          18,600            274,350
                                 Caere .....................................(a)         156,200          2,108,700
                                 CFM Technologies...........................(a)          12,100            152,762
                                 CHS Electronics............................(a)         257,600          5,377,400
                                 CompuCom Systems...........................(a)         103,700            777,750
                                 Credence Systems...........................(a)         174,500          4,809,656
                                 Diamond Multimedia Systems.................(a)         232,200          2,699,325
                                 Electroglas................................(a)          87,000          1,468,125
                                 Exar.......................................(a)           5,900            148,238
                                 FSI International..........................(a)          97,200          1,142,100
                                 General Semiconductor......................(a)          50,600            692,588
                                 GT Interactive Software....................(a)         208,200          2,199,112
                                 Hypercom...................................(a)         139,000          1,807,000
                                 In Focus Systems...........................(a)         283,900          2,448,638
                                 Inso.......................................(a)         212,900          3,832,200
                                 International Rectifier....................(a)          30,100            353,675
                                 Kulicke & Soffa Industries.................(a)         155,000          3,332,500
                                 Lam Research...............................(a)         123,800          3,837,800
                                 Learning Company...........................(a)         307,100          8,790,738
                                 LTX........................................(a)         337,600          1,624,700
                                 Mattson Technology.........................(a)         256,700          1,780,856
                                 Micro Linear...............................(a)         246,000          1,445,250
                                 Mosaix.....................................(a)          82,600            960,225
                                 Oak Industries.............................(a)         197,200          7,160,825
                                 Ortel......................................(a)          61,500            834,094
                                 Pioneer Standard Electronics..................         119,700          1,503,731
                                 Planar Systems.............................(a)         104,100          1,275,225
                                 Progress Software..........................(a)          78,300          2,505,600
                                 Quality Semiconductor......................(a)         135,800            509,250
                                 Qualix Group...............................(a)         201,000            590,438
                                 Quickturn Design System....................(a)         108,700          1,141,350

Dreyfus Small Company Value Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                April 30, 1998 (Unaudited)

Common Stocks (continued)                                                               Shares           Value
-------------------------------------------------------------------------------       ----------     -------------
        Technology (continued)   Rainbow Technologies.......................(a)          71,800       $  1,777,050
                                 Read-Rite..................................(a)         103,200          1,425,450
                                 Sequent Computer Systems...................(a)         116,200          2,280,425
                                 Shiva......................................(a)         231,800          2,578,775
                                 Silicon Storage Technology.................(a)         200,600            601,800
                                 Silicon Valley Group.......................(a)         121,000          2,299,000
                                 SpeedFam International.....................(a)          24,900            722,100
                                 Symantec...................................(a)         188,600          5,469,400
                                 Trimble Navigation.........................(a)         266,500          4,930,250
                                 VTEL.......................................(a)          68,200            383,625
                                 Watkins-Johnson...............................         118,600          3,298,562
                                                                                                      ------------
                                                                                                        96,919,588
                                                                                                      ------------

          Transportation--5.1%   American Freightways.......................(a)         249,300          2,991,600
                                 Arkansas Best..............................(a)         488,900          5,133,450
                                 Arnold Industries.............................         141,400          2,262,400
                                 Atlas Air..................................(a)         103,800          4,048,200
                                 Covenant Transport, Cl. A..................(a)          68,300          1,301,969
                                 Knightsbridge Tankers.........................          54,419          1,564,546
                                 Mullen Transportation.........................          75,284          1,209,677
                                 Old Dominion Freight Line..................(a)          84,800          1,547,600
                                 Tranz Rail Holdings, A.D.S....................         100,100          1,051,050
                                 Yellow.....................................(a)         214,100          3,840,419
                                                                                                      ------------
                                                                                                        24,950,911
                                                                                                      ------------
                                 TOTAL COMMON STOCKS
                                    (cost $453,241,912)........................                       $485,850,652
                                                                                                      ============

                                                                                     Principal
Short-Term Investments--3.2%                                                           Amount
-------------------------------------------------------------------------------     -----------
          U.S. Treasury Bills:   5.04%, 5/28/1998...........................(b)     $ 1,607,000       $  1,601,504
                                 4.97%, 7/2/1998............................(b)          98,000             97,182
                                 4.89%, 7/30/1998..............................      14,263,000         14,089,990
                                                                                                      ------------

                                 TOTAL SHORT-TERM INVESTMENTS
                                    (cost $15,786,540).........................                       $ 15,788,676
                                                                                                      ============

TOTAL INVESTMENTS (cost $469,028,452)..........................................          102.1%       $501,639,328
                                                                                         ======       ============
LIABILITIES, LESS CASH AND RECEIVABLES.........................................           (2.1%)      $(10,410,445)
                                                                                         ======       ============
NET ASSETS.....................................................................          100.0%       $491,228,883
                                                                                         ======       ============

Notes to Statement of Investments:
------------------------------------------------------------------------------------------------------------------------
(a) Non-income producing.
(b) Partially held by broker as collateral for open short positions.


                          See notes to financial statements.

Dreyfus Small Company Value Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 April 30, 1998 (Unaudited)

Statement of Securities Sold Short                                                      Shares           Value
-------------------------------------------------------------------------------       ----------     -------------

American Oilfield Divers.......................................................          40,000       $    630,000
Chromcraft Revington...........................................................          35,300          1,367,875
Sofamor Danek Group............................................................           9,300            816,075
                                                                                                      ------------

TOTAL SECURITIES SOLD SHORT
   (proceeds $2,121,087).......................................................                       $  2,813,950
                                                                                                      ============


                       See notes to financial statements.

Dreyfus Small Company Value Fund
------------------------------------------------------------------------------
Statement of Assets and Liabilities                 April 30, 1998 (Unaudited)

                                                                                              Cost            Value
                                                                                           -----------     -----------
ASSETS:                 Investments in securities--See Statement of Investments......      $469,028,452    $501,639,328
                        Cash.........................................................                            75,213
                        Receivable for investment securities sold....................                         6,761,188
                        Receivable from brokers for proceeds on securities sold short                         2,121,087
                        Receivable for shares of Common Stock subscribed.............                           588,707
                        Dividends and interest receivable............................                           120,778
                        Prepaid expenses.............................................                           107,989
                                                                                                           ------------
                                                                                                            511,414,290
                                                                                                           ------------

LIABILITIES:            Due to The Dreyfus Corporation and affiliates................                           325,609
                        Due to Distributor...........................................                           102,037
                        Payable for investment securities purchased..................                        10,141,443
                        Payable for shares of Common Stock redeemed..................                         6,692,037
                        Securities sold short, at value
                          (proceeds $2,121,087)--see statement.......................                         2,813,950
                        Interest payable--Note 2.....................................                             1,683
                        Accrued expenses.............................................                           108,648
                                                                                                           ------------
                                                                                                             20,185,407
                                                                                                           ------------

NET ASSETS...........................................................................                      $491,228,883
                                                                                                           ============

REPRESENTED BY:         Paid-in capital..............................................                      $428,979,010

                        Accumulated investment (loss)................................                          (623,892)

                        Accumulated net realized gain (loss) on investments,
                          options written and securities sold short..................                        30,955,784

                        Accumulated net unrealized appreciation (depreciation)
                          on investments, foreign currency transactions
                          and securities sold short--Note 4(b).......................                        31,917,981
                                                                                                           ------------
NET ASSETS...........................................................................                      $491,228,883
                                                                                                           ============
SHARES OUTSTANDING
(100 million shares of $.001 par value Common Stock authorized)......................                        20,778,240

NET ASSET VALUE, offering and redemption price per share--Note 3(d)..................                            $23.64
                                                                                                                 ======


                      See notes to financial statements.

Dreyfus Small Company Value Fund
-------------------------------------------------------------------------------
Statement of Operations             Six Months Ended April 30, 1998 (Unaudited)

INVESTMENT INCOME

INCOME:                       Cash dividends (net of $4,651 foreign taxes
                                withheld at source)..........................          $ 1,562,256
                              Interest.......................................              444,768
                                                                                       -----------
                                   Total Income..............................                              $ 2,007,024


EXPENSES:                     Management fee--Note 3(a)......................            1,614,192
                              Shareholder servicing costs--Note 3(b).........              803,409
                              Registration fees..............................               64,438
                              Custodian fees--Note 3(b)......................               37,657
                              Professional fees..............................               34,742
                              Prospectus and shareholders' reports...........               25,492
                              Directors' fees and expenses--Note 3(c)........               16,883
                              Dividends on securities sold short.............                7,920
                              Interest expense--Note 2.......................                1,683
                              Miscellaneous..................................                8,169
                                                                                       -----------
                                   Total Expenses............................                                2,614,585
                                                                                                           -----------


INVESTMENT (LOSS)............................................................                                 (607,561)
                                                                                                           -----------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments:
                                Long transactions (including options written)          $31,828,362
                                Short sale transactions......................             (404,922)
                                                                                       -----------
                                   Net Realized Gain (Loss)..................                               31,423,440
                              Net unrealized appreciation (depreciation) on
                                investments, options written and securities
                                sold short...................................                               13,766,437
                                                                                                           -----------


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.......................                               45,189,877
                                                                                                           -----------


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........................                              $44,582,316
                                                                                                           ===========


                           See notes to financial statements.

Dreyfus Small Company Value Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                               Six Months Ended
                                                                                April 30, 1998         Year Ended
                                                                                  (Unaudited)       October 31, 1997
                                                                               ----------------     ----------------
OPERATIONS:
   Investment income (loss)--net..........................................       $   (607,561)        $    257,749
   Net realized gain (loss) on investments................................         31,423,440            6,631,396
   Net unrealized appreciation (depreciation) on investments..............         13,766,437           17,725,090
                                                                                 ------------         ------------
      Net Increase (Decrease) in Net Assets Resulting from Operations.....         44,582,316           24,614,235
                                                                                 ------------         ------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net.................................................           (275,563)             (46,432)
   Net realized gain on investments.......................................         (7,072,792)          (2,431,882)
                                                                                 ------------         ------------
      Total Dividends.....................................................         (7,348,355)          (2,478,314)
                                                                                 ------------         ------------

CAPITAL STOCK TRANSACTIONS:
   Net proceeds from shares sold..........................................        214,431,576          460,227,849
   Dividends reinvested...................................................          6,869,047            2,423,279
   Cost of shares redeemed................................................       (144,043,793)        (124,900,940)
                                                                                 ------------         ------------
      Increase (Decrease) in Net Assets from Capital Stock Transactions...         77,256,830          337,750,188
                                                                                 ------------         ------------
         Total Increase (Decrease) in Net Assets..........................        114,490,791          359,886,109

NET ASSETS:
   Beginning of Period....................................................        376,738,092           16,851,983
                                                                                 ------------         ------------
   End of Period..........................................................       $491,228,883         $376,738,092
                                                                                 ============         ============

Undistributed investment income (loss)--net...............................       $   (623,892)        $    259,232
                                                                                 ------------         ------------

                                                                                    Shares               Shares
                                                                                 ------------         ------------
CAPITAL SHARE TRANSACTIONS:
   Shares sold............................................................          9,893,959           22,290,239
   Shares issued for dividends reinvested.................................            320,684              145,455
   Shares redeemed........................................................         (6,598,470)          (6,227,693)
                                                                                 ------------         ------------
      Net Increase (Decrease) in Shares Outstanding.......................          3,616,173           16,208,001
                                                                                 ============         ============

                       See notes to financial statements.

Dreyfus Small Company Value Fund
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                      Six Months Ended             Year Ended October 31,
                                                       April 30, 1998    -------------------------------------------
PER SHARE DATA:                                          (Unaudited)      1997        1996        1995      1994(1)
                                                      ----------------   ------      ------      ------    --------
   Net asset value, beginning of period.............       $21.95        $17.66      $14.00      $12.43     $12.50
                                                           ------        ------      ------      ------     ------
   Investment Operations:
   Investment income--net...........................         (.02)           --         .07         .10        .30
   Net realized and unrealized gain (loss)
      on investments................................         2.12          6.43        4.69        2.33       (.37)
                                                           ------        ------      ------      ------     ------
   Total from Investment Operations.................         2.10          6.43        4.76        2.43       (.07)
                                                           ------        ------      ------      ------     ------
   Distributions:
   Dividends from investment income--net............         (.02)         (.04)       (.09)       (.33)        --
   Dividends from net realized gain
      on investments................................         (.39)        (2.10)      (1.01)       (.53)        --
                                                           ------        ------      ------      ------     ------
   Total Distributions..............................         (.41)        (2.14)      (1.10)       (.86)        --
                                                           ------        ------      ------      ------     ------
   Net asset value, end of period...................       $23.64        $21.95      $17.66      $14.00     $12.43
                                                           ======        ======      ======      ======     ======

TOTAL INVESTMENT RETURN.............................         9.71%(2)     40.22%      35.99%      21.30%      (.56%)(2)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of operating expenses to average net assets          .60%(2)      1.23%       1.27%        .84%        --
   Ratio of interest expense and dividends on securities
      sold short to average net assets..............          .00%(3)       .02%        .02%        .07%       .01%(2)
   Ratio of net investment income
      to average net assets.........................         (.14%)(2)      .22%        .62%        .79%      2.39%(2)
   Decrease reflected in above expense ratios
      due to undertakings by Dreyfus................           --           .05%        .41%       1.80%      2.07%(2)
   Portfolio Turnover Rate..........................        50.57%(2)     76.11%     183.58%     161.01%    219.63%(2)
   Average commission rate paid(4)..................       $.0503        $.0522      $.0509        --         --
   Net assets, end of period (000's Omitted)........     $491,229      $376,738     $16,582      $6,404     $5,166

-----------------
(1) From December 29, 1993 (commencement of operations) to October 31, 1994.
(2) Not annualized.
(3) Amount represents less than .01%.
(4) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.



                       See notes to financial statements.

Dreyfus Small Company Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

   Dreyfus Small Company Value Fund (the "Fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company and operates as a series company currently offering nine series including the Fund. The Fund's investment objective is capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). The Boston Company Asset Management, Inc. ("TBC Asset Management"), an indirect subsidiary of Mellon and an affiliate of Dreyfus, serves as the Fund's sub-investment adviser. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

   (b) Foreign currency transactions: The Fund does not isolate that portion of the results of the operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

Dreyfus Small Company Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

   (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Lines of Credit:

   The Fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

   The average daily amount of borrowings outstanding under both arrangements during the period ended April 30, 1998 was approximately $26,300, with a related weighted average annualized interest rate of 6.40%.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

   Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and TBC Asset Management, the sub-investment advisory fee is computed at the annual rate of
 .375 of 1% of the value of the Fund's average daily net assets and is payable monthly by Dreyfus.

   (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1998, the Fund was charged $538,064 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1998, the Fund was charged $157,964 pursuant to the transfer agency agreement.

   The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended April 30, 1998, the Fund was charged $37,657 pursuant to the custody agreement.

   (c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

   (d) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance.

Dreyfus Small Company Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4--Securities Transactions:
   (a) The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and option transactions, during the period ended April 30, 1998 is summarized as follows:

                                               Purchases          Sales
                                             --------------   --------------
Long transactions.........................    $286,050,535     $214,420,667
Short sale transactions...................       2,426,909           88,810
                                              ------------     ------------
   Total..................................    $288,477,444     $214,509,477
                                              ============     ============

   The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and/or custodian, of cash and/or liquid securities sufficient to cover its short position. Securities sold short at April 30, 1998 and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

   In addition, the following table summarizes the Fund's call options written for the period ended April 30, 1998:

                                                                                          Options Terminated
                                                                                       ------------------------
                                                                                                         Net
                                                       Number of       Premiums                       Realized
                                                       Contracts       Received           Cost          Gain
                                                      ----------      ----------       ----------    ----------
   OPTIONS WRITTEN:
   Contracts outstanding October 31, 1997..........       2,471       $  533,444
   Contracts written...............................         897          159,966
                                                       --------       ----------
                                                          3,368          693,410
                                                       --------       ----------
   Contracts Terminated:
      Closed.......................................         397           53,882       $   67,191    $  (13,309)
      Exercised....................................         447          140,391               --            --
      Expired......................................       2,524          499,137               --       499,137
                                                       --------       ----------       ----------    ----------
         Total contracts terminated................       3,368          693,410       $   67,191    $  485,828
                                                       --------       ----------       ----------    ----------
   Contracts outstanding April 30, 1998............          --               --
                                                       ========       ==========

   The Fund may purchase and write (sell) put and call options in order to gain exposure to or protect against changes in the market.

   As writer of call options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the Fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the Fund would realize a loss, if the price of the financial instrument increases between those dates. At April 30, 1998, there were no open options contracts outstanding.

   (b) At April 30, 1998, accumulated net unrealized appreciation on investments and securities sold short was $31,918,014 consisting of $58,621,373 gross unrealized appreciation and $26,703,359 gross unrealized depreciation.

   At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Small Company
Value Fund
200 Park Avenue
New York, NY 10166

Investment Advisor
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Advisor
The Boston Company
Asset Management, Inc.
One Boston Place
Boston, MA 02108

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                      253SA984